SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           December 3, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                    AMERICAN CAREER CENTERS, INC.
        (Exact Name of Registrant as Specified in its Charter)

                         2490 South 300 West
                   South Salt Lake City, Utah 84115
               (Address of principal executive offices)

                             801/485-6200
                    Registrant's telephone number

                   TUNLAW INTERNATIONAL CORPORATION
                         1504 R Street, N.W.
                        Washington, D.C. 20009
                    Former name and former address

Nevada                          0-22785                     52-2031541
(State or other               (Commission                  (I.R.S. Employer
jurisdiction of               File Number)              Identification no.)
incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

        (a) Pursuant to an Agreement and Plan of Reorganization (the "Agreement") effective December 3, 1999 American Career Centers, Inc. ("ACCI" or the "Company"), a Nevada corporation, acquired all the outstanding shares of common stock of Tunlaw International Corporation ("Tunlaw"), a Nevada corporation, from the shareholders thereof in exchange for an aggregate of 200,000 shares of common stock of ACCI (the "Acquisition"). As a result, Tunlaw became a wholly-owned subsidiary of ACCI.

       The Acquisition was adopted by the unanimous consent of the Board of Directors of ACCI on December 3, 1999. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

        Prior to the Acquisition, ACCI had 5,549,000 shares of common stock issued and outstanding and 5,749,000 shares issued and outstnaind following the Acquisition. ACCI has an authorized capitalization of 120,000,000 shares, consisting of 100,000,000 shares of common stock, $.0001 par value per share, and 20,000,000 shares of preferred stock, $.0001 par value per share, of which no shares have been issued and are outstanding.

        Upon effectiveness of the Acquisition, pursuant to Rule 12g-3 of the General Rules and Regulations of the Securities and Exchange Commission, ACCI became the successor issuer to Tunlaw for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective December 3, 1999.

        A copy of the Agreement is filed as an
exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

        (b) The following table contains information regarding the shareholdings of ACCI's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

                        Number of shares               Percent of
                        of Common Stock                Common Stock
Name                    Beneficially Owned             Beneficially owned (1)

Ronald C. Mears               1,750,000 (2)                30.43%

Willliam G. Anthony             470,000 (3)                 8.2%

Thomas D. Keene                 380,000 (3)                 6.6%

Combined Assets, Inc.           525,000 (4)                 9.1%

InterAsset Management, Inc.     601,000 (4)                10.5%

T.A.S.S., Inc.                  445,000                     7.7%

All directors and             2,600,000                    45.2%
executive officers as
a group (3 persons)

(1) Based upon 5,749,000 outstanding shares of common stock (subsequent to the effectiveness of the Acquisition).
(2) 624,000 shares owned by Ronald Mears and 1,126,000 shares that are held by corporations that could be deemed to be controlled by Ronald Mears,
(3) Stock subject to a three year vesting period that began on July 30, 1999.
(4) Ronald Mears effectively controls named corporation and may be deemed a beneficial owner of the shares held by it.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

        (a) The consideration exchanged pursuant to the Agreement was negotiated between Tunlaw and ACCI.

        In evaluating ACCI, Tunlaw used criteria such as the value of the assets of ACCI, ACCI's ability to compete in the training school market, the increased use of the Internet as a sales market, ACCI's current and anticipated business operations, and ACCI's business name and reputation in the post-secondary education community. In evaluating Tunlaw, ACCI placed a primary emphasis on Tunlaw's status as a reporting company under the Section 12(g) of the Securities Exchange
Act of 1934, as amended, (the "Act") and Tunlaw's facilitation of ACCI's becoming a reporting company under the Act.

        (b) The Company intends to strengthen its market position by providing an information technology opportunity for prospective students and to continue its expansion into the post-secondary education market in the United States. The Company intends to achieve this goal by both enhancing growth at its existing campuses and selectively acquiring additional accredited proprietary colleges with complementary/new curricula and name recognition.

BUSINESS

COMPANY

        American Career Centers, Inc. ("ACCI") was incorporated in the State of Nevada on June 15, 1999, by Ronald Mears and William Anthony, current directors of ACCI. ACCI was formed to act as a holding company for a number of related career colleges and training centers with a primary focus on giving students direct access to information technology training in combination with preparing students for entry level jobs through a career oriented educational program. ACCI intends to provide career training in various fields such as information technology, Internet web site design and support, business administration, accounting, automotive training, health and exercise sciences, medical and dental assisting, paralegal, veterinary, clinical assisting and office administration. In addition, the Company intends to expand its operations in the adult retraining and online (Internet) learning markets.

        The Company has two wholly owned subsidiaries, Alpha Computer Solutions, Inc. ("Alpha"), an information technology training company headquartered in Salt Lake City, Utah, formed in June, 1998, and acquired by ACCI in June, 1999 and Tunlaw International Corporation (which may be referred to on the Securities and Exchange Commission Edgar filing base as Tunlaw Capital Corporation").

CURRENT OPERATIONS

        The Company's current operations are currently limited to those of its subsidiary's training center in Salt Lake City, Utah. The expansion of the Company's operations will require additional working capital.

        Alpha provides several hundred computer software training courses in an instructor led environment. Courses include Microsoft and Novell certification programs as well as courses on various aspects of Internet web design, support and implementation. Alpha offers open and closed (corporate-based) classes, onsite classes for corporations and governments clients, vocational rehabilitation and job placement services, as well as miscellaneous consulting in the information technology area.

PRODUCTS AND SERVICES

        Manufacturers of widely-used software, such as Microsoft or Corel, regularly release new versions of their software. With each new release, additional training is required. Proper training and more efficient use of all systems/applications software, particularly new releases, allow companies to get the highest return on their technology and personnel investments.

        The Company intends to serve the segment of the population seeking to acquire career-oriented education to become qualified and marketable in the job market. To that end, the Company has added information technology training for those seeking careers in other fields as well as those individuals seeking careers in the rapidly expanding computer industry.

MARKETING

        The Company employs a variety of methods to attract applicants to enroll in the Company's career training programs and advance in their chosen career fields. Firstly, the Company employs direct response advertising techniques which tend to generate leads on candidates for its schools through television, direct mail, newspaper, and yellow pages. The Company operates a Call Center at its headquarters, staffed by a team of operators who receive incoming lead calls generated by all television and newspaper media sources. The Company's three advertising agencies are networked into the Company's data base and are provided with real time information on the effectiveness of individual commercials. The agencies consult with the Company's advertising department to adjust schedules for ads depending on the Company's needs and the effectiveness of particular ads.

        The Company is marketing its business in a number of key cities throughout the United States. As it establishes a presence in these markets, the Company intends to create a smaller permanent facility in each city to accommodate a longer term program.

BUSINESS PLAN

        An important part of the Company's growth plan includes identifying and making acquisitions of other small information technology training schools that are profitable operations and have good reputation in their business community. The Company will require additional funds and the ability to borrow funds to complete possible acquisitions.

        The Company has targeted several post-secondary educational training schools in Minnesota and Utah which it hopes to acquire and to redesign their programs to exploit favorable demographic and economic trends. These target educational institutions provide diploma programs in healthcare and technology related fields. The Company's geographic strategy is to build a competitive position in growing local markets where the Company can take advantage of operating efficiencies and benefit from demographic shifts. These acquisitions are yet to be negotiated and the Company requires additional working capital to complete any additional acquisitions. There is no assurance that the Company will be able to successfully complete any of the contemplated acquisitions. The Company has no agreements to purchase any new businesses at this time.

        The Company intends to expand its product offerings to include other types of technology based education such as "distance learning" that could compete with traditional public and private education. The Company intends to offer accelerated degrees, certifications and technology degrees that would enable a student to enter the workforce more quickly in various high-tech fields.

TRADEMARKS AND PATENTS

        The Company has no patents or trademarks.

PROPERTY

             The Company's principal executive offices are at the 16,000 square foot Alpha Computer Solutions, Inc. training center located at 2940 South 300 West, Salt Lake City, Utah 84115 and its telephone number is (801) 485-6200. This stand alone building is a leased facility. The lease term is five years and it will terminate on August 14, 2003. The monthly rent starts at $8,766 and escalates to $10,114 per month in the final year. In addition, there is a common area maintenance fee of approximately $1,350 per month.

LITIGATION

        There is no outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

EMPLOYEES

   The Company currently employs thirty five full time employees.

MARKET FOR THE COMPANY'S SECURITIES

   There has been no public market for ACCI's securities to date.
ACCI has issued securities that are exempt from registration under the Securities Act of 1933 pursuant to Rules 504 and Rule 506 of
Regulation D of the General Rules and Regulations of the Securities and Exchange Commission.

MANAGEMENT

Name                             Age              Title

Ronald C. Mears                   61               Director
William G. Anthony                56               Director, President
Thomas D. Keene                   41               Director, Secretary,
                                                     Treasurer

        RONALD C. MEARS has been Chairman and Chief Executive Officer of American Career Centers, Inc. since its acquisition of Alpha Computer Solutions. Mr. Mears has served as Chairman and Chief Executive Officer of Alpha Computer Solutions, Inc. since it was founded in 1998. Mr. Mears was formerly Chief Executive Officer of New Technology Services, Inc., a company he founded in May, 1997, that provided network engineering education in several major markets throughout the United States. From 1994 through 1996, Mr. Mears was Vice President of Sales for New Horizons Computer Learning Centers in Salt Lake City, Utah. Mr. Mears studied business at San Diego State University, El Camino College, and Pierce College.

        WILLIAM G. ANTHONY has been the President and a director of American Career Centers, Inc. since its acquisition of Alpha Computer Solutions, Inc. Mr. Anthony served as the President and a Director of Alpha Computer Solutions, Inc., since it was founded in 1998. From 1997 to 1998, Mr. Anthony served as President of InterWest Graphics, Inc. a large graphics organization in the Intermountain West. From 1992 to 1996, Mr. Anthony served as President and Chief Executive Officer of TimberWolf Multimedia, a multimedia software development and marketing organization. From 1986 to 1991, Mr. Anthony also served as President and Chief Executive Officer of Wasatch Education Systems, Inc., a publicly traded company that developed and sold educational software to elementary and high school school districts throughout the United States. From 1979 to 1985, Mr. Anthony served as President and Chief Operating Officer of Systems Associates, Inc., a publicly traded company that developed and sold software for the healthcare industry. Mr. Anthony received his Bachelor of Arts Degree in Economics from the University of California in Los Angeles in 1972 and a Masters Degree in Operations Management from California State University at Northridge in 1974.

        THOMAS D. KEENE has been the Chief Financial Officer and a director of American Career Centers, Inc. since it was founded in June of 1999. He also has and currently serves as Chief Financial Officer and a director of Alpha Computer Solutions, Inc. Mr. Keene has served as an independent consultant in accounting, administration, finance and business planning. Prior to the formation of Alpha Computer Solutions, Inc., Mr. Keene did consulting work for clients in Salt Lake City, Utah and Boise, Idaho. From 1991 to 1994 Mr. Keene was Treasurer and Director of Finance for Data-Cache Corporation. Prior to 1991, Mr. Keene worked as an accountant for Morrison Knudsen Corporation and Albertsons, Inc. Mr. Keene has a degree in Business from The College of Idaho (now named Albertson College of Idaho) and has advanced education in business, accounting and taxes from The College of Idaho and Boise State University.

EXECUTIVE COMPENSATION

        William G. Anthony, as President, receives $70,000 per annum. He has no form of other compensation from the Company.

        Thomas D. Keene, as Chief Financial Officer, receives
$50,000 per annum. He has no form of other compensation from the company.

        Ronald C. Mears, as Chairman, receives $100,000 per annum. He has no form of other compensation from the Company.

RELATED TRANSACTIONS

        Ronald C. Mears sold certain assets to the Company in exchange for 624,000 shares of common stock of the Company. These assets included computers, computer networks, software to operate the network, course materials, furniture and fixtures required to construct classroom facilities, and customer lists.

RISK FACTORS

        LIMITED OPERATING HISTORY. The Company has operations only through its wholly-owned subsidiary, Alpha Computer Solutions, which it acquired in July, 1999, and which commenced operations in June, 1998. The Company has only a limited history of operations. The Company's operations are subject to the risks and competition inherent in the establishment of a relatively new business enterprise in a competitive filed of post-secondary education. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, its ability to expand its network of participating educational institutions, reliability and acceptance of the Internet, dependability of its advertising and recruiting network, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

        HISTORY OF LOSSES.   The Company has experienced losses.
Based on unaudited statement of operations for the twelve month period ended June 30, 1999, the Company experienced an operating loss of $827,714. There is no assurance that the Company will not continue to experience losses and the Company will need to seek alternative sources of financing to meet its proposed business plan.
 The Company may offer its debt or equity securities or seek funds through borrowing or the use of other financial instruments. The Company does not currently have any commitments or arrangements for such financing and such financing may not be available on terms satisfactory to the Company. The Company would be required to curtail its business acquisition strategy if it were unable to locate such financing or to raise funds through an offering of its securities.

        ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN GENERAL MARKET PATTERNS. A weak economic environment could adversely affect the Company sales and student recruitment. General economic conditions impact post-secondary education market companies, and demand for their services may decline at any time, especially during recessionary periods. Many factors beyond the Company's control may decrease overall demand for computer training including, among other things, decrease in the costs of higher education, increase in the overall unemployment rate, market surplus of prospective labor with substantially similar or same training skills, additional government regulation and certification in the field of post-secondary education. There can be no assurance that the general market demand for post-secondary education in computer and related fields will remain the same or will increase in the future.

        RELIANCE ON FUTURE ACQUISITIONS STRATEGY. The Company expects to rely on acquisitions as a primary component of its growth strategy. There is no assurance that the Company will continue to be able to identify educational institutions or training centers that provide suitable acquisition opportunities or that the Company will be able to acquire any such companies on favorable terms. Further, there is no assurance that the acquired companies will be able to successfully integrate into the Company's existing infrastructure or to operate profitably. Acquisitions involve a number of special risks including the diversion of management's attention, assimilation of the personnel and operations of the acquired companies, possible loss of key employees. No assurance is given as to the Company's ability to obtain adequate funding to complete any contemplated acquisition or that such acquisition will succeed in enhancing the Company's business and will not ultimately have an adverse effect on the Company's business and operations.

        MANAGEMENT AND AFFILIATES OWN ENOUGH SHARES TO CONTROL SHAREHOLDER VOTE. The Company's executive officers and directors beneficially own approximately 45.2% of the outstanding common stock of the Company. As a result, these executive officers are able to exert significant control over business matters and affairs requiring stockholder approval, including the election of directors and the approval of material corporate matters such as change of control transactions. The effects of such control could be to delay or prevent a change of control of the Company unless the terms are approved by such stockholders.

        LACK OF CONTINUED DEVELOPMENT OF E-COMMERCE MARKET. The use of the Internet and World Wide Web for commercial purposes is expanding dramatically. There is no assurance, however, that as increased commerce takes place on the Internet that unforeseen overloads, lack of sufficient hardware, telephone availability or other problems may not develop. In addition, consumer use of the Internet for purchases, banking, and other commercial uses may decline for any number of reasons such as security problems, overload difficulties, shopping trends, or slow Internet access. These difficulties may undermine Company's expansion plans into "distant" and "online" learning. There is no assurance that the Company will be able to successfully overcome these difficulties and maintain its competitive pricing and services.

        LOSS OF THE COMPANY KEY EMPLOYEES MAY ADVERSELY AFFECT GROWTH OBJECTIVES. The Company's success in achieving its growth objectives depends upon the efforts of William G. Anthony, President of the Company and Thomas D. Keene, Chief Financial Officer. The Company believes that their experience and industry-wide contacts will significantly benefit the Company. The loss of the services of either of these individuals may have a material adverse effect on our business, financial condition and results of operations. The Company does not maintain key-man life insurance on any of its executives. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose either or both of these individuals' services.

        THE COMPANY HAS NOT BEEN AUDITED BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. Although the Company is required to file audited financial statements no later than 60 days from the date that this report is required to be filed, no such audited financial statements have been prepared or are available for inspection as of the date hereof. Consequently, there can be no assurance that any representations as to the financial condition or assets of the Company are as stated herein.

        COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. The competition in the post-secondary education industry is intense. Large and highly fragmented, this industry hosts a number of well-established competitors, including national, regional and local companies possessing greater financial, marketing, personnel and other resources than the Company. There is no assurance that the Company will be able to market or sell its products if faced with direct product and services competition from these larger and more established career training educational institutions.

        FAILURE TO ATTRACT QUALIFIED PERSONNEL. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly qualified faculty, school presidents, administrators and corporate management. There is no assurance that the Company will be able to employ a sufficient number of qualified training personnel in order to achieve its growth objectives.

        ABSENCE OF PUBLIC MARKET. There is currently no trading market for the common stock of the Company and there is no assurance that a trading market for the common stock will develop. When and if the Company's common stock obtains a trading market, the market price of the common stock will be subject to fluctuations in response to variety of factors, including quarterly variations in the Company's operating results, announcements of acquisitions by the Company or its competitors, new regulations or interpretations of regulations applicable to the Company's targeted schools, changes in accounting treatments or principles and changes in earnings estimates by securities analysts, as well as general political, economic and market conditions. The market price for the common stock may also be affected by the Company's ability to meet or exceed analysts' earnings expectations, and any failure to meet such expectations, even in minor, could have a material adverse effect on the market price of the common stock. In addition, the stock market has, from time to time, experienced significant price and volume fluctuations which could adversely affect the market price of the common stock without regard to the financial performance of the Company.

        ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Certificate of Incorporation as amended of the Company authorizes the issuance of 120,000,000 shares of common stock and no shares of preferred stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

        PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if any, of which there can be no assurance, the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the Nasdaq Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.

        COMPUTER SYSTEMS REDESIGNED FOR YEAR 2000. Many existing computer programs use only two digits to identify a year in such program's date field. These programs were designed and developed without consideration of the impact of the change in the century for which four digits will be required to accurately report the date.
If not corrected, many computer applications could fail or create erroneous results by or following the year 2000 (the "Year 2000 problem"). Many of the computer programs containing such date language problems have been corrected by the companies or governments operating such programs. The Company's operations are dependent upon the properly functioning computer equipment which may fail because of such Year 2000 problems owned by the Company as well as well as those operated by others, including the Internet. The Company does not know what steps, if any, have been taken by any of its suppliers in regard to the Year 2000 problems. The Company's operations will be severally curtailed if one or more of its business partners were to suffer Year 2000 problems. Furthermore, it is impossible to predict if the basic utilities serving the Company will continue uninterrupted.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

        Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        Not applicable.

ITEM 5.     OTHER EVENTS

        Successor Issuer Election.

        Pursuant to Rule 12g-3(a) of the General Rules and
Regulations of the Securities and Exchange Commission, upon effectiveness of the Acquisition, the Company became the successor issuer to Tunlaw International Corporation for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective December 3, 1999.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        Not applicable.

ITEM 7.     FINANCIAL STATEMENTS

        No financials are filed herewith. The Registrant is required to file financial statements by amendment hereto no later than 60 days after the date that this Current Report on Form 8-K must be filed.

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

EXHIBITS

2.1. Agreement and Plan of Reorganization thereto between American Career Centers, Inc. and Tunlaw
        International Corporation.

*3.1. Articles of Incorporation of American Career Centers, Inc., as amended.

*3.2.   By-Laws of American Career Centers, Inc., as amended.

*27.1.  Financial Date schedule.
_____
*To be filed by amendment



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERICAN CAREER CENTERS, INC.


                                   By       William G. Anthony
                                            President


        Date: December 9, 1999